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                 AMENDMENT TO EMPLOYEE STOCK PURCHASE AGREEMENT

     Amendment to Employee Stock Purchase Agreement dated as of December 29, 1994, among VIROPHARMA, INC., a Delaware corporation (the "Corporation"), and Mr. Claude Nash (the "Purchaser"), dated as of June 15, 1995 (this "Amendment").

                                  WITNESSETH:
                                  -----------

     WHEREAS, on December 29, 1994, the Corporation and the Purchaser entered into an Employee Stock Purchase Agreement (the "Purchase Agreement"), whereby, among other things, the Corporation issued and sold to the Purchaser, and the Purchaser purchased from the Corporation, 650,000 shares of the Common Stock, par value $0.001 per share, of the Corporation (the "Shares"), subject to the terms and conditions thereof, including vesting in accordance therewith, rights of repurchase in the event of the termination of Purchaser, and a right of first refusal of the Corporation, in the event of a "transfer" (as defined in the Purchase Agreement") by the Purchaser; and

     WHEREAS, the Corporation currently intends to issue and sell to certain institutional investors shares of Series B Convertible Preferred Stock, par value $0.001 per share, of the Corporation (the "Series B Shares"), pursuant to the terms and subject to the conditions of that certain Series B Convertible Preferred Stock Purchase Agreement (the "Series B Agreement"), dated as of even date herewith, among the Corporation and each of the "Purchasers" whose names are set forth on Schedule A thereto; and

     WHEREAS, it is a condition precedent to the Purchasers obligations to acquire the Series B Shares at the "First Closing" (as defined in the Series B Agreement) that, among other things, the Purchaser and the Corporation enter into this Amendment for purposes of, among other things, terminating the Corporation's right to repurchase a Purchaser's shares after such shares shall vest in accordance with the terms of the Purchase Agreement, and providing for the automatic vesting of such Shares upon the occurrence of certain events;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1.  Amendment of Repurchase Right.  Section V of the Purchase Agreement is
         -----------------------------
hereby deleted in its entirety, and substituted therefor shall be the following
Section V:

         5.1  Grant.  The Corporation is hereby granted the right (the
              -----
     "Repurchase Right"), exercisable at any time during the sixty (60) day period following the date the Purchaser ceases for any reason to be a Service Provider (as defined below) to the Corporation (or its assignees) to repurchase at the Purchase Price all or (at the discretion of the Corporation and with the consent of the Purchaser) any portion of the Purchased Shares in which the Purchaser has not acquired a vested interest in accordance with the vesting provisions of Section 5.3 (such shares to be hereinafter called the "Unvested Shares"). The Corporation
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shall not have any Repurchase Right with respect to any portion of the Purchased
Shares in which the Purchaser has acquired a vested interest in accordance with the vesting provisions of Section 5.3 (the "Vested Shares"). For purposes of this Agreement, the Purchaser shall be deemed to be a "Service Provider" to the Corporation for so long as the Purchaser renders periodic services to the Corporation or one or more of its parent or subsidiary corporations, whether as an employee, non-employee member of the board of directors, or an independent, non-employee consultant.

     5.2  Exercise of the Repurchase  Right.  The  Repurchase  Right  shall  be
          ---------------------------------
exercisable by written notice delivered to the Owner of the Purchased Shares at any time during the sixty (60) day period specified in Section 5.1. The notice shall indicate the number of Unvested Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not more than thirty
(30) days after the date of notice. To the extent one or more certificates representing Purchased Shares may have been previously delivered out of escrow to the Owner, then the Owner shall, prior to the close of business on the date specified for the repurchase, deliver to the Secretary of the Corporation the certificates representing the Purchased Shares to be repurchased, each certificate to be properly endorsed for transfer. The Corporation (or its assignees) shall, concurrently with the receipt of such stock certificates (either from escrow in accordance with Section 7.3 or from Owner as herein provided), pay to Owner in cash or cash equivalents (including the cancellation of any purchase-money indebtedness), an amount equal to the Purchase Price previously paid for the Unvested Shares which are to be purchased.

     5.3  Termination of the Repurchase Right.
          -----------------------------------

          (a) The Repurchase Right shall terminate with respect to any Purchased Shares for which it is not timely exercised under Section 5.2. In addition, the Repurchase Right provided in Section 5.1 shall terminate, and cease to be exercisable, with respect to any and all Purchased Shares in which the Purchaser vests in accordance with the schedule below. Accordingly, provided the Purchaser continues to be a Service Provider to the Corporation, the Purchaser shall acquire a vested interest in, and the Repurchase Right provided in Section 5.1 shall lapse with respect to, the Purchased Shares in accordance with the following provisions:

              (i) The Purchaser shall not acquire any vested interest in, nor shall the Repurchase Right provided in Section 5.1 lapse with respect to, any Purchased Shares during the initial twelve (12) month period measured from and after the date hereof (the "Vesting Measurement Date").

              (ii) Upon the expiration of the initial twelve (12) month period measured from the Vesting Measurement Date, the Purchaser shall acquire a vested interest in, and the Repurchase Right provided in Section 5.1 shall lapse with respect to, that number of Purchased Shares equal to twenty-five percent (25%) of the Purchased Shares.

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

              (iii) From and after twelve (12) months following the expiration of the initial twelve (12) month period measured from the Vesting Measurement Date, the Purchaser shall acquire a vested interest in, and the Repurchase Right provided in Section 5.1 shall lapse with respect to, the remaining Purchased Shares in a series of successive annual installments each equal to twenty-five percent (25%) of the number of Purchased Shares issued by the Corporation to the Purchaser as of the date hereof.

          (b) All Purchased Shares as to which the Repurchase Right provided in
Section 5.1 lapses shall, however, continue to be subject to (i) the First Refusal Right of the Corporation and its assignees under Article VI hereof and
(ii) the market stand-off provisions of Section 3.3 above.

     5.4  Additional Shares or Substituted Securities.  In the event of any
          -------------------------------------------
stock dividend, stock split, recapitalization or other change affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which is by reason of any such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Repurchase Right, but only to the extent the Purchased Shares are at the time Unvested Shares. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number of Purchased Shares hereunder and to the price per share to be paid upon the exercise of the Repurchase Right in order to reflect the effect of any such transaction upon the Corporation's capital structure; provided, however, that
                                                      --------  -------
the aggregate Purchase Price shall remain the same.

     5.5    Corporate Transaction.
            ---------------------

            (a) In the event of any of the following transactions:

                (i) a merger or acquisition in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

                (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation, or

                (iii) any reverse merger in which the Corporation is the surviving entity but in which at least fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger, and in each case, the valuation of the Company exceeds $50,000,000 (in each case, provided such valuation is exceeded, a "Corporate Transaction") then the Repurchase Right shall lapse in its entirety and the Purchaser shall acquire a vested interest in all such Purchased Shares upon the consummation of such Corporate Transaction. Otherwise, the Purchased Shares shall remain subject to the Repurchase Right pursuant to an

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     assignment by the Corporation to the successor corporation (or its parent company) in connection with such Corporate Transaction, in which case the Purchased Shares shall vest in accordance with Section 5.3 hereof.

               (b) To the extent the Repurchase Right remains in effect following a corporate transaction which is not deemed a "Corporate Transaction" as defined in Section 5.5(a) hereof, the Repurchase Right shall apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right. Appropriate adjustments shall be made to the price per share payable upon exercise of the Repurchase Right to reflect the effect of the Corporate Transaction upon the Corporation's capital structure; provided,
                                                                     --------
     however, that the aggregate Purchase Price shall remain the same.
     -------

          5.6  Legend.  In addition to the legends required by Section 2.4
               ------
     above, all certificates representing Purchased Shares subject to the Corporation's Repurchase Right shall be endorsed with the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS CERTAIN REPURCHASE RIGHTS TO THE COMPANY UPON TERMINATION OF THE REGISTERED HOLDER'S SERVICES WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

     2.   Amendment of Right of First Refusal.  Section VI of the Purchase
          -----------------------------------
Agreement is hereby deleted in its entirety and substituted therefor shall be the following:

          6.1  Grant.  The Corporation is hereby granted the right of first
               -----
     refusal (the "First Refusal Right"), exercisable in connection with any proposed sale or other transfer of all or any part of the Purchased Shares which have become Vested Shares in accordance with Section 5.3 hereof. For purposes of this Article VI, the term "transfer" shall include any assignment, pledge, encumbrance or other disposition for value of the Purchased Shares intended to be made by the Owner, but shall not include any of the permitted transfers under Section 4.1 above.

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     6.2  Notice of Intended Disposition.  In the event the Owner desires to
          ------------------------------
accept a bona fide third-party offer for any or all of the Purchased Shares (the shares subject to such offer to be hereinafter called, solely for the purposes of this Article VI, the "Target Shares"), Owner shall promptly (i) deliver to the Secretary of the Corporation written notice (the "Disposition Notice") of the offer and the basic terms and conditions thereof, including the proposed purchase price thereof, and (ii) provide satisfactory proof that the disposition of the Target Shares to the third party offeror would not be in contravention of the provision set forth in Articles II and III of this Agreement.

     6.3  Exercise Right.  The Corporation (or its assignees) shall, for a
          --------------
period of thirty (30) days following receipt of the Disposition Notice, have the right to repurchase any or all of the Target Shares specified in the Disposition Notice upon substantially the same terms and conditions specified therein. Such right shall be exercisable by written notice (the "Exercise Notice") delivered to Owner prior to the expiration of the thirty (30) day exercise period. If such right is exercised with respect to all the Target Shares specified in the Disposition Notice, then the Corporation (or its assignees) shall effect the repurchase of the Target Shares, including payment of the purchase price, not more than ten (10) business days after delivery of the Exercise Notice; and at such time Owner shall deliver to the Corporation the certificates representing the Target Shares to be repurchased, each certificate to be properly endorsed for transfer. To the extent any of the Target Shares are at the time held in escrow under Article VII hereof, the certificates for such shares shall automatically be released from escrow and surrendered to the Corporation for cancellation. The Target Shares so purchased shall thereupon be cancelled and cease to be issued and outstanding shares of the Corporation's Common Stock.


     Should the purchase price specified in the Disposition Notice be payable in property other than cash or evidences of indebtedness, the Corporation (or its assignees) shall have the right to pay the purchase price in the form of cash equal in amount to the value of such property. If the Owner and the Corporation (or its assignees) cannot agree on such cash value within ten (10) days after the Corporation's receipt of the Disposition Notice, the valuation shall be made by an appraiser of recognized standing selected by the Owner and the Corporation (or its assignees), or, if they cannot agree on an appraiser within twenty (20) days after the Corporation's receipt of the Disposition Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the Owner and the Corporation. The Closing shall then be held on the latter of (i) the fifth (5th) business day following delivery of the Exercise Notice or
(ii) the fifteenth (15th) day after such cash valuation shall have been made.

     6.4  Non-Exercise of Right.  In the event the Exercise Notice is not given
          ---------------------
to the Owner within thirty (30) days following the date of the Corporation's receipt of the Disposition Notice, the Owner shall have a period of thirty (30) days thereafter, in which to sell or otherwise dispose of the Target Shares upon terms and conditions (including the

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

purchase price) no more favorable to third-party purchaser than those specified in the Disposition Notice; provided, however, that any such sale or disposition
                           --------- -------
shall not be effected in contravention of the provisions of Article 11 of this Agreement. To the extent any of the Target Shares are at the time held in escrow pursuant to Article VII below, the certificates for such shares shall automatically be released from escrow and surrendered to the Owner. The third party purchaser shall acquire the Target Shares free and clear of all the terms and provisions of this Agreement (including the Corporation's Repurchase Right under Article V and the Corporation's (or its assignees') First Refusal Right hereunder). In the event the Owner does not sell or otherwise dispose of all or any portion of the Target Shares within the specified thirty (30) day period, the Corporation's (or its assignees') First Refusal Right shall continue to be applicable to any subsequent disposition of the Target Shares by the Owner until such right lapses in accordance with Section 6.7 below.

     6.5  Partial Exercise of Right.  In the event the Corporation (or its
          -------------------------
assignees) makes a timely exercise of the First Refusal Right with respect to a portion, but not all, of the Target Shares specified in the Disposition Notice, the Owner shall have the option, exercisable by written notice to the Corporation delivered within twenty (20) days after the date of the Disposition Notice, to effect the sale of the Target Shares pursuant to one of the following alternatives:

          (a) Sale or other disposition of all the Target Shares to a third-party purchaser in compliance with the requirements of Section 6.4, as if the Corporation did not exercise the First Refusal Right hereunder; or

          (b) sale to the Corporation (or its assignees) of the portion of the Target Shares which the Corporation (or its assignees) has or have elected to purchase, such sale to be effected in substantial conformity with the provisions of Section 6.3.

     Failure of Owner to deliver timely notification to the Corporation under this Section 6.5 shall be deemed to be an election by Owner to sell the Target Shares pursuant to alternative (b) above.

     6.6  Recapitalization.
          ----------------

          (a) In the event of any stock dividend, stock split, recapitalization or other transaction affecting the Corporation's outstanding Common Stock as a class effected without receipt of consideration, then any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Purchased Shares shall be immediately subject to the Corporation's First Refusal Right hereunder, but only to the extent the Purchased Shares are at a time covered by such right.

          (b) In the event of a Corporate Transaction (as defined in Section 5.6 above), the Corporation's First Refusal Right shall remain in full force and effect and shall

                                      -6-
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     apply to the new capital stock or other property received in exchange for the Purchased Shares in consummation of the Corporate Transaction, but only to the extent the Purchased Shares are at the time covered by such right.

          6.7  Termination.  The First Refusal Right under this Article VI shall
               -----------
     terminate and cease to have effect upon the earlier to occur of (i) the first date on which the shares of the Corporation's Common Stock are held of record by more than five hundred (500) persons, or (ii) the closing of a firm commitment underwritten public offering pursuant to an effective registration under the 1933 Act covering the offer and sale of Common Stock in the aggregate amount of at least $10,000,000 (or such lesser amount as may be approved by the Corporation's Board of Directors, which shall include a majority of the directors designated by holders of the Series B Shares, pursuant to Section C.3(b) of Article FOURTH of the Company's Certificate of Incorporation). However, the market stand-off provisions of
     Section 3.3 above shall continue to remain in full force and effect following the termination of the First Refusal Right hereunder.

          6.8  Legend.   All certificates representing Purchased Shares subject
               ------
     to the Right of First Refusal shall be endorsed with the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDERS OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT GRANTS TO THE CORPORATION CERTAIN RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SHARES. THE SECRETARY OF THE CORPORATION WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE."

     3.   Amendment to Section 8.1. Section 8.1 of the Purchase Agreement is
          ------------------------
hereby deleted in its entirety and substituted therefor shall be the following:

          8.1 Assignment. The Corporation may assign its Repurchase Rights under
     Article V and/or its First Refusal Right under Article VI to one or more persons or entities selected by the Corporation's Board of Directors, including (without

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

          limitation) one or more stockholders of the Corporation; provided,
                                                                   --------
          however, that any assignment of such Repurchase Rights and/or Rights
          -------
          of First Refusal shall not apply to any subsequent Repurchase Right or Right of First Refusal in favor of the Corporation.

     4.   Effectiveness.  This Amendment shall become as of the date first
          -------------
written above, upon the later to occur of the following: (i) such time as the Company shall have received from the Purchaser at least three (3) duly executed and delivered copies of this Amendment, and (ii) such time as the Corporation shall have consummated the "First Closing" (as that term is defined in the Series B Agreement) of the purchase and sale of the Series B Shares.

     5.   Limited Amendment.  Except as modified hereby, the Purchase Agreement
          -----------------
shall remain unmodified and shall continue to be in full force and effect in accordance with its terms.

     6.   Governing Law.  This Amendment shall be governed by, and construed in
          -------------
accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such state.

     7.   Counterparts.  This Amendment may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, but both of which, when taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                    VIROPHARMA, INC.


                                    By:  Claude Nash
                                         ----------------

                                    /s/ Claude Nash
                                    ---------------------
                                    Claude Nash

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